UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 8, 2020 (July 5, 2020)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(c)
Effective July 6, 2020, Jason A. Kulas has been appointed Chief Executive Officer (principal executive officer) and a member of the Company’s Board of Directors. A copy of the Company’s press release, dated July 6, 2020, announcing such appointment is furnished as Exhibit 99.1 to this report.

Mr. Kulas, age 49, has been the Company’s President and Chief Financial Officer since February 2020, and served as an independent member of the Board of Directors from April 2019 to February 2020 and a member of the Audit Committee from July 2019 to February 2020. He has over 25 years of experience in financial analysis, investment banking and executive-level finance and operations roles with a variety of companies, including Santander Consumer USA Inc., a NYSE listed auto finance company, where he served as Chief Executive Officer (2015 to 2017), Director (2007 to 2012 and 2015 to 2017), President (2013 to 2015) and Chief Financial Officer (2007 to 2015). Prior to joining Santander Consumer USA, Inc., Mr. Kulas was a Managing Director in Investment Banking with J.P. Morgan Chase & Co., where he was employed from 1995 to 2007. He has also served as an Adjunct Professor of Marketing at Texas Christian University and an analyst at Dun & Bradstreet. After leaving Santander Consumer USA, Inc., in 2017, Mr. Kulas was a private investor and business advisor until joining the Company in February 2020. He has served on the board of directors of Exeter Finance, an auto finance portfolio company of The Blackstone Group, as a Senior Advisor to Warburg Pincus International LLC, and as a board member of CityLift Parking.
As Chief Executive Officer, Mr. Kulas will receive the following compensation:

•	Annual base salary of $850,000.

•
Annual short-term incentive (STI) bonus target of 150% of base salary. The STI bonus for fiscal 2020 will be prorated to reflect the increased target effective upon his appointment as Chief Executive Officer, with a guaranteed minimum of $875,000 (which was included in the terms of his original offer as President and Chief Financial Officer). He has already received 50% of the guaranteed minimum in the form of a restricted stock award that vests on February 28, 2021 (the first anniversary of his original start date). The remaining 50% of the guaranteed minimum, plus any additional earned amount, will be paid in cash at the time that fiscal 2020 STI bonuses are payable to the other executive officers.

•
Annual long-term incentive (LTI) award target of 150% of base salary. Currently, the Company’s LTI awards are made in the form of performance-based restricted stock units that vest at the end of a three-year performance period subject to the achievement of specified performance goals based on net income and earnings per share. The number of units awarded to Mr. Kulas for fiscal 2020 will be determined by dividing his LTI target amount (which will be prorated to reflect the increased target effective upon his appointment as Chief Executive Officer) by $6.46, the closing trading price of the Company’s Class A Non-Voting Stock on September 30, 2019.

•	Commuting assistance between Dallas and Austin for a period of two years, including temporary housing accommodations in Austin.

•	Other benefits, including executive healthcare and retirement, generally made available to the Company’s other executive officers.
Mr. Kulas will also be entitled to the following severance benefits (in lieu of the severance benefits associated with his position as President and Chief Financial Officer): If Mr. Kulas’ employment is terminated without cause (or by Mr. Kulas for good reason), he will receive payments equal to 12 months of base salary and continued healthcare benefits. Severance will not apply in the event that Mr. Kulas voluntarily resigns (other than a resignation for good reason as noted above).
Mr. Kulas’ continued employment, including the payment of all related compensation and benefits, is subject to his continuing compliance with certain restrictive covenants regarding confidentiality, non-competition and non-solicitation of employees and suppliers.
Stuart I. Grimshaw resigned from his position on the Company’s Board of Directors effective July 5, 2020, and with the appointment of Mr. Kulas as Chief Executive Officer as described above, relinquished the position of Chief Executive Officer and assumed the position of Special Advisor to the CEO and Board, with such duties and responsibilities as may be determined from time to time by the Board of Directors. The compensation related to Mr.

Grimshaw’s position as Special Advisor, as well as the compensatory details associated with the termination of his role as Chief Executive Officer, have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K to report those details after they have been finalized.
Item 7.01 — Regulation FD Disclosure
On July 6, 2020, the Company issued a press release announcing the appointment of Jason A. Kulas as Chief Executive Officer. A copy of that press release is furnished as Exhibit 99.1 to this report.
The information set forth, or referred to, in this Item 7.01 shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any registration statement or other filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless such subsequent filing specifically references this Item 7.01 of this Report.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated July 6, 2020, announcing the appointment of Jason A. Kulas as Chief Executive Officer
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	July 8, 2020	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary